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                                                         Exhibit 10(ii)(A)(8)(b)

                                                                        FLUSHING

                                                     FIRST AMENDMENT TO SUBLEASE

     FIRST AMENDMENT TO SUBLEASE ("Amendment") dated as of February 22, 1995 between ALEXANDER'S, INC., a New York corporation having an office at 31 West 34th Street, New York, New York ("Sublandlord"), and THE CALDOR CORPORATION, a Delaware corporation, successor by merger to Caldor, Inc., having an office at 20 Glover Avenue, Norwalk, Connecticut ("Subtenant").

                               WITNESSETH

     WHEREAS, Sublandlord and Caldor, Inc., Subtenant's predecessor in interest, entered into a sublease dated as of December 1, 1992 (the "Sublease") in connection with premises on Main Street and Roosevelt Avenue, Flushing, New York, which premises is more particularly described in the Sublease; and

     WHEREAS, Sublandlord and Subtenant have agreed to amend the Sublease to clarify the terms under which Subtenant may sublet the Store Premises (as said term is defined in the Sublease).

     NOW, THEREFORE, in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sublandlord and Subtenant hereby agree as follows:

     1. Section 1.8 of the Sublease is hereby amended to include the following provision:

     Section 1.8(b)(i). Notwithstanding any other provision of the Sublease, Subtenant may not enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Store Premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, occupied or utilized, or would require the payment of any consideration which would not fall within the definition of "rents from real property," as that term is defined in Section 856(d) of the Internal Revenue Code of 1986, as amended.

     Except as modified herein, the terms of the Sublease remain unchanged and in full force and effect and unmodified.


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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                       SUBLANDLORD:

                                       ALEXANDER'S, INC.,

                                       By: /s/ Steven Santora
                                          ---------------------------
                                          Name: Steven Santora
                                          Title: Vice President Controller

                                       SUBTENANT:

                                       THE CALDOR CORPORATION

                                       By: /s/ Alan Kuller
                                          ---------------------------
                                          Name: Alan Kuller
                                          Title: Sr. Vice President


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STATE OF NEW YORK        )

                          ss. :

COUNTY OF NEW YORK       )

On this 22nd day of February, 1995, before me personally came, Steven Santora, who, being duly sworn, did depose and say that he resides at Manalapan, New Jersey; that he is the Vice President Controller of ALEXANDER'S, INC., the corporation described in and which executed the within instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.

                                       /s/ Cynthia A. Artist
                                       ------------------------------
                                                Notary Public

STATE OF CONNECTICUT     )

                          ss. : NORWALK

COUNTY OF FAIRFIELD      )

On this 15th day of Feb., 1995, before me personally came Alan Kuller, who, being duly sworn, did depose and say that he resides at 60 Banksville, Rd., Armonk, NY that he is a Sr. Vice President of THE CALDOR CORPORATION, the corporation described in and which executed the within instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.
                                       /s/ Janet M. Hames
                                       ------------------------------
                                                 Notary Public

                                       My commission expires 4/30/98.


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